Exhibit 10.13.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT entered into at the City of Laval, Province of Quebec, as of the 18th day of December, 2012

BETWEEN:	Ludwig Melik, of the city of Laval in the Province of Québec

(hereinafter referred to as the “Executive”)

AND:	TENROX INC., a corporation incorporated under the laws of Canada

(hereinafter referred to as the “Company”).

AND:	SILVERBACK ENTERPRISE GROUP, INC., a corporation incorporated under the laws of Delaware.

(hereinafter referred to as “Silverback”).

WHEREAS the Executive and the Company entered into an Employment Agreement dated February 10, 2012 (“Employment Agreement”);

AND WHEREAS the parties hereby wish to amend the Employment Agreement by way of the present amendment;

NOW, THEREFORE, the parties hereto agree as follows:

1.	This amendment forms part of the Employment Agreement.

2.	The parties hereby agree that paragraph 9.3.5 will now read as follow:

9.3.5 If this Agreement is terminated by the Company without serious reason, the Executive shall be entitled to receive an indemnity in lieu of notice equal to six (6) months of his remuneration (base salary and incentive compensation), less applicable deductions and withholdings required by law. Such indemnity in lieu of notice shall be paid on a pay continuance basis during the six (6) month period following the termination of his employment (the “Indemnity Period”). During the Indemnity Period, the Executive shall be entitled to continue his participation in the Company’s group medical and dental plans. Payment of the indemnity provided in this section 9.3.5 is conditional upon i) the

Executive providing a full and final release of any and all claims against the Company and Silverback relative to his employment or the termination thereof, and 2) the Executive agreeing not to make any negative or disparaging comments regarding the Company or Silverback.

IN WITNESS WHEREOF the parties have executed this Agreement.

TENROX INC.

	Per:	/s/ Michael Hill

		Name:	Michael Hill
		Title:	Corp. Secretary

SILVERBACK ENTERPRISE GROUP, INC.

	Per:	/s/ Michael Hill

		Name:	Michael Hill
		Title:	CFO

SIGNED, SEALED AND DELIVERED	)
in the presence of:	)
)
/s/ Ara Israilian		/s/ LUDWIG MELIK

Witness	)	LUDWIG MELIK

Ara Israilian